UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

Dycom Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Banyan Blvd., Suite 1101

West Palm Beach, FL 33401

(Address of principal executive offices, including zip code)

(561) 627-7171

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.33 1/3 per share	DY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Dycom Industries, Inc., a Florida corporation (the “Company”), to amend the Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission on December 23, 2025, in connection with the completion of the Company’s previously announced acquisition of Power Solutions, LLC, a Maryland limited liability company (“Power Solutions”), pursuant to that certain Unit Purchase Agreement, dated as of November 18, 2025, by and among the Company, Power Solutions and Project Eastern Shore, LLC, a Maryland limited liability company.

The Company is filing this Amendment solely to provide (i) the audited financial statements of Power Solutions as of and for the year ended December 31, 2024 and unaudited financial statements for the nine months ended September 30, 2025, referred to in Item 9.01(a) below, and (ii) unaudited pro forma condensed combined financial information as of and for the nine months ended October 25, 2025, and for the year ended January 25, 2025, referred to in Item 9.01(b) below. This Amendment does not otherwise modify or update any disclosures in the Prior 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Power Solutions’ audited financial statements as of and for the year ended December 31, 2024 and unaudited financial statements as of and for the nine months ended September 30, 2025 are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference to this Item 9.01(a).

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended October 25, 2025, and for the year ended January 25, 2025, is attached hereto as Exhibit 99.3 and incorporated herein by reference to this Item 9.01(b).

The pro forma financial information included in this Form 8-K has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Power Solutions would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Company’s acquisition of Power Solutions.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description

23.1	Consent of Regan, Schickner & Harper, LLC

99.1	Audited financial statements of Power Solutions, LLC as of and for the year ended December 31, 2024

99.2	Unaudited financial statements of Power Solutions, LLC as of and for the nine months ended September 30, 2025

99.3	Unaudited Pro Forma Condensed Combined Financial Information

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2026	DYCOM INDUSTRIES, INC.

	By:	/s/ Ryan F. Umess
		Name:	Ryan F. Urness
		Title:	Senior Vice President, General Counsel and Corporate Secretary